Waddell & Reed Advisors Funds

Supplement dated September 29, 2017 to the

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2017

as supplemented April 10, 2017, July 28, 2017 and August 11, 2017

Reorganization Timeline — Additional Investments by WRA Fund Shareholders:

On August 11, 2017, a supplement to this prospectus was filed relating to the reorganization of certain Waddell & Reed Advisors (“WRA”) Funds into a corresponding portfolio of the Ivy Funds, an affiliated investment company. That supplement stated that WRA Fund shareholders may continue to make additional investments in the WRA Funds included in the supplement until October 11, 2017. This date has changed, and WRA Fund shareholders may continue to make such additional investments until the close of business on October 13, 2017. The WRA Funds included in the supplement still will be closed to new shareholders as of October 2, 2017.

Class C to Class A Conversions:

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the “General Comparison of Class A, Class B and Class C Shares” table in the “Your Account — Choosing a Share Class” section on page 58 (the footnotes remain unchanged):

General Comparison of Class A, Class B and Class C Shares
Class A	Class B1	Class C2
Initial sales charge	N/A	No initial sales charge
1.00% deferred sales charge[3]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	Effective January 1, 2018, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available	N/A	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

Effective January 1, 2018, the following replaces the last sentence of the first paragraph in the “Your Account — Choosing a Share Class — Class C Shares” section on page 63:

Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

Supplement	Prospectus	1